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		    SECURITIES AND EXCHANGE COMMISSION
			  Washington, D.C. 20549


				 FORM 8-K

			      CURRENT REPORT
		      Pursuant to Section 13 or 15(d)
		  of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 3, 1998


			     TEKNI-PLEX, INC.
	  -------------------------------------------------------
	  (Exact Name of Registrant as Specified in its Charter)



		  Delaware                                 333-28157                        22-3286312
---------------------------------------------       -----------------------     ---------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)

	  201 Industrial Parkway
	     Somerville, NJ                                          08876
---------------------------------------                           ---------
(Address of Principal Executive Offices)                          (Zip Code)



			      (908) 722-4800
	   ---------------------------------------------------
	   (Registrant's telephone number, including area code)


       ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




	       ITEM 2. Acquisition or Disposition of Assets.

	       ITEM 5. Other Events.

	       On March 3, 1998, Tekni-Plex, Inc. ("Tekni-Plex") issued a press release announcing, among other things, the completion on that date of the merger of P.T. Holding, Inc. ("Merger Sub"), a wholly-owned subsidiary of Tekni-Plex, with and into PureTec Corporation, a Delaware corporation ("PureTec") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 11, 1997 among Tekni-Plex, PureTec, Merger Sub, and Plastic Specialties and Technologies, Inc. The information contained in the press release, including information regarding consideration given for PureTec shares, is incorporated herein by reference (the press release is attached hereto as Exhibit 99.1). The transaction is valued at approximately $325,000,000, including approximately $215,000,000 in debt or other obligations that were repaid or assumed.

	       The acquisition was financed by a private offering of $200,000,000 of Senior Subordinated Notes of Tekni-Plex, Inc., by a senior secured bank term loan of $115,000,000 provided by a syndicate led by Morgan Guaranty Trust Company of New York, and by available cash at Tekni-Plex.

	       Both Tekni-Plex and PureTec hold leading positions in a number of related markets for plastic products and materials. These include medical and pharmaceutical applications, and a wide variety of high value-added packaging products.

	       ITEM 7(c). Financial Statements, Pro Forma Financial Information, and Exhibits.

	       (a)  Financial Statements of the Business Acquired

	       Previously filed by PureTec as a part of its Annual Report on Form 10-K for the year ended July 31, 1997 and Quarterly Report on Form 10-Q for the quarter ended October 31, 1997 and incorporated herein by reference.

	       (b)  Pro Forma Financial Statements

	       To be filed by amendment within the period required by Item 7(a)(4) of Form 8-K.

	       (c)  Exhibits

Exhibit 2.1 Agreement and Plan of Merger dated as of November 11, 1997 among
	    Tekni-Plex, Inc., PureTec Corporation, P.T. Holding, Inc., and Plastic Specialties and Technologies, Inc. This agreement was filed with the Commission on January 27, 1998 by PureTec as Annex I to its Proxy Statement on Schedule 14A (File No. 000-26508), and is incorporated herein by reference.

Exhibit 99.1 Press Release dated March 3, 1998.


				SIGNATURES

	       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					TEKNI-PLEX, INC.


Dated: March 17, 1998                   By:    /s/ F. Patrick Smith
					--------------------------------------
					Name:  F. Patrick Smith
					Title:  Chief Executive Officer


			       INDEX TO EXHIBITS

							      Sequential
Exhibit No.                    Description                     Page No.
------------        ----------------------------------        ----------
Exhibit 99.1        Press Release dated March 3, 1998.